Exhibit 99.1

NEWS RELEASE

Entegris, Inc.

Corporate Headquarters

3500 Lyman Boulevard

Chaska Minnesota 55318 USA

Tel. 952-556-3131

Steve Cantor

Director Investor Relations

Tel. 978-436-6750

irelations@entegris.com

Bill Paterson

Public Relations Manager

Tel. 952-556-4155

bill_paterson@entegris.com

For Release at 8:00 a.m. ET

Entegris Reports Results for Fiscal First Quarter

Merger Integration Proceeding on Track

Company Postpones Filing of 10-Q

CHASKA (Minneapolis), Minn., January 5, 2006 – Entegris, Inc. (Nasdaq: ENTG), a global leader in materials integrity management, today reported its financial results for the fiscal first quarter ended November 26, 2005. Sales from continuing operations were $146.8 million, versus $89.1 million a year ago and $150.9 million on a pro forma basis for the previous quarter ended August 27, 2005.

The GAAP net loss for the first fiscal quarter of 2006 was $16.1 million, or a loss of $0.12 per share. These results included a loss from discontinued operations of approximately $6.0 million, or $0.05 per share, which includes an asset impairment charge net of taxes of approximately $3.9 million for a product line that was divested in December 2005. Adjusted for charges and expenses related to the Company’s merger with Mykrolis Corporation on August 6, 2005, first-quarter non-GAAP net operating earnings were $7.6 million, or $0.05 per fully diluted share.

The Company and its independent accountants are currently reviewing the appropriate timing for recognizing the asset impairment charge described above and to the extent it is determined that all or any portion of the impairment charge should have been recorded in the fourth quarter of fiscal 2005, the Company will revise its financial statements accordingly. Any such revision

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would result in a portion of the $3.9 million impairment charge being included in the Company’s results for the quarter ended August 27, 2005 with only the remaining portion of this impairment charge being included in the Company’s results for the quarter ended November 26, 2005. All financial results presented in this earnings release and attached financial statements include the effect of the full $3.9 million impairment charge in the first fiscal quarter of 2006.

For continuing operations, the GAAP net loss for the first quarter was $10.1 million, or a loss of $0.07 per share. Non-GAAP net operating earnings from continuing operations for the quarter were $13.6 million, or $0.10 per fully diluted share.

Gideon Argov, president and chief executive officer of Entegris, said: “In our first full quarter as a combined entity, our continuing operations performed well. Excluding the impact of non-recurring, merger-related charges, gross margin improved significantly and we also lowered our operating expenses. In addition, the integration process continues to go smoothly and we are on track to have virtually all of the integration cost savings in place by mid-year 2006.”

Argov added, “The business and industry environment during the quarter was generally favorable. Our sales results reflected stable trends across our product lines and a modest ramp in demand for fluid handling equipment through the quarter and into December.”

First-quarter EBITDA (earnings before interest, taxes, depreciation, and amortization) was negative $8.8 million, which included merger-related and other restructuring charges of $19.3 million, integration expense of $9.5 million, and integration-related stock-based compensation expense of $5.7 million.

The Company announced its intention to divest three unprofitable non-core product lines in September 2005. In December 2005, Entegris completed the sale of the smaller two of these discontinued product lines, its ESC stainless steel clean-in-place equipment for life science applications and its tape-and-reel product line. The net loss from the sale of the ESC product line was approximately $3.9 million net of taxes. As described above, the Company and its independent accountants are currently reviewing the appropriate timing for recognizing the asset impairment charge related to the sale of this product line.

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As soon as practicable following the completion of the accounting review, the Company will announce the outcome of the review process regarding this accounting issue and, if necessary, will amend its previously filed annual report on Form 10-K for its fiscal year 2005.

Pending the Company’s determination of the appropriate treatment of the impairment charge discussed above, the Company has postponed the filing of its Quarterly Report on Form 10-Q for the quarter ended November 26, 2005 with the Securities and Exchange Commission.

Outlook

In December 2005, the Company announced that it changed its fiscal year end from August to December 31 and will commence reporting on this basis beginning on January 1, 2006.

For the new first fiscal quarter of 2006 (ending April 1, 2006), the Company expects sales from continuing operations of $146 million to $154 million. EBITDA is expected to be in the range of $15 million to $20 million. The Company expects the March quarter to include restructuring charges of $3 million to $4 million, amortization expense of $3.5 million, integration expenses of $4 million to $5 million, and integration-related stock-based compensation expense of $1 million. GAAP net income per share from continuing operations is expected to range from $0.02 to $0.05. Non-GAAP net operating earnings per diluted share from continuing operations, adjusted for merger-related and other restructuring expenses and charges, is expected to range from $0.08 to $0.11.

First-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the quarter on Thursday, January 5, 2006 at 10:00 a.m. ET (7:00 a.m. PT). Participants should use passcode 8518146 and dial one of the following numbers: 1-800-811-8824 (for U.S. callers) or +1-913-981-4903 (for callers outside the U.S.). A replay of the call can be accessed at 1-888-203-1112 (passcode: 8518146). The conference call will also be webcast on the investor relations portion of the Entegris web site at www.entegris.com.

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EBITDA and Non-GAAP Discussion

The financial results discussed in this release included references to a measure called “EBITDA,” which is defined as earnings before interest, taxes, depreciation, and amortization. We believe this measure provides relevant and useful information to our investors since it best approximates the Company’s ongoing operating results and as such is one of the measures used by management to assess the company’s financial results and cash flow. We intend to continue to use this measure in the future, particularly since we expect the active exploration and selective pursuit of mergers and acquisitions to continue to be a key part of our growth and value-creation strategy. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the U.S. EBITDA, as we have defined it, may not be comparable to similarly named measures reported by other companies.

In addition to disclosing results that are determined in accordance with generally accepted accounting principles in the U.S. (GAAP), the Company also discloses pro forma or non-GAAP results of operations that exclude certain expenses and charges. These non-GAAP results are provided as a complement to results provided in accordance with GAAP in order to provide investors with relevant and useful information about the Company’s ongoing operations. As such, non-GAAP information primarily excludes expenses and charges resulting from purchase accounting and integration activities associated with the Company’s merger with Mykrolis Corporation. Earnings guidance for the quarter ending April 1, 2006 is disclosed on both a GAAP and a non-GAAP basis. A reconciliation of GAAP to non-GAAP financial information discussed in this release is contained in the attached exhibits and on the Company’s website at www.entegris.com.

FORWARD-LOOKING STATEMENTS

Certain information contained in this press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. The risks which could cause

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actual results to differ from those discussed herein include, without limit: (i) the risks described under the headings “Risks Relating to our Business and Industry,” “Risks Associated with our merger”, “Manufacturing Risks”, “International Risks” and “Risks Related to Securities Markets and Ownership of Our Securities” in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Entegris, Inc. Annual Report on Form 10–K for the fiscal year ended August 27, 2005; (ii) risks associated with the challenges of integration, restructuring, manufacturing transfers, and achieving anticipated synergies associated with the merger of Entegris with Mykrolis Corporation; (iii) other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements contained herein.

ABOUT ENTEGRIS

Entegris is the global leader in materials integrity management – purifying, protecting and transporting critical materials used in high technology products, processes and services. Entegris and Mykrolis completed their merger to create the new Entegris in August 2005. The merged Company delivers technology, product and service solutions to the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

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Entegris, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three months ended
	Nov. 26, 2005	Nov. 27, 2004
Net sales	$146,786	$89,102
Cost of sales(a)	99,019	51,534

Gross profit	47,767	37,568
Selling, general and administrative expenses(b)	56,463	23,934
Engineering, research and development expenses(c)	10,093	4,656

Operating (loss) income	(18,789)	8,978
Interest income, net	(1,498)	(354)
Other (income) expense, net	(66)	301

(Loss) Income before income taxes	(17,225)	9,031
Income tax (benefit) expense	(7,026)	2,464
Equity in net (earnings) loss of affiliates	(104)	11

(Loss) income from continuing operations	(10,095)	6,556
(Loss) from discontinued operations, net of taxes(d)	(5,955)	(817)

Net (loss) income	$(16,050)	$5,739

Basic (loss) earnings per common share:
Continuing operations:	$(0.07)	$0.09
Discontinued operations	$(0.05)	$(0.01)

Net (loss) income per common share	$(0.12)	$0.08

Diluted (loss) income per common share:
Continuing operations:	$(0.07)	$0.09
Discontinued operations(d)	$(0.05)	$(0.01)

Net (loss) income per common share	$(0.12)	$0.08

Weighted average shares outstanding:
Basic	135,307	73,261
Diluted	135,307	75,066

a)	Cost of sales includes $21,053 of merger related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $16,896 of integration expense, integration-related stock-based compensation expense, and amortization of intangibles.
c)	Engineering, research and development expenses included $45 of integration expense.
d)	Loss from discontinued operations in the quarter ended November 26, 2005 includes asset impairment charges of $5.1 million, net of taxes. The Company and its independent accountants are currently reviewing the appropriate timing for recognizing approximately $3.9 million of such impairment charge associated with the sale of the ESC product line and, to the extent the Company determines that all or any portion of such an

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impairment charge would have been recorded in the fourth fiscal quarter of 2005, the Company will revise its financial statements accordingly. Any such revision would result in a portion of the $3.9 million impairment charge being included in the Company’s results for the quarter ended August 27, 2005 with only the remaining portion of this impairment charge being included in the Company’s results for the quarter ended November 26, 2005. All financial results presented in these financial statements include the effect of the full $3.9 million impairment charge in first fiscal quarter of 2006. As described above, to the extent that it is determined that all or any portion of the impairment charge would have been more properly attributable to the fourth fiscal quarter of 2005, the Company will revise these financial statements accordingly prior to filing its Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2005.

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Entegris, Inc.

Reconciliation of EBITDA to GAAP Statements of Operations

(Amounts in thousands, except per share amounts)

	Three months ended
	Nov. 26, 2005	Nov. 27, 2004
Net sales	$146,786	$89,102
Cost of sales	99,019	51,534

	47,767	37,568
Selling, general and administrative expenses	56,463	23,934
Engineering, research and development expenses	10,093	4,656

Operating (loss) income	(18,789)	$8,978
Add: Depreciation	5,366	4,533
Add: Amortization	4,670	1,274

EBITDA for continuing operations	$(8,753)	$14,785

Notes to Reconciliation of EBITDA to GAAP Statements of Operations:

EBITDA for continuing operations reflects merger-related and other restructuring charges and expenses. These are itemized in the table below reconciling Operating (loss) per GAAP financial statements to Non-GAAP adjusted operating income:

(Amounts in thousands, except per share amounts)

Three months ended Nov. 26, 2005

Operating loss per GAAP financial statements	$(18,789)
Add: Merger-related and other restructuring charges (a)	19,276
Add: Amortization expense (b)	3,574
Add: Integration expense (c)	9,466
Add: Stock-based compensation expense (d)	5,678

Non-GAAP adjusted operating income	$19,205

a)	Merger-related and other restructuring charges include the charge off of $17,837 of the fair value mark-up of inventory that was recorded in conjunction with the merger with Mykrolis as required by purchase accounting, and costs associated with asset realignment and other restructuring programs unrelated to the company’s merger with Mykrolis to realign certain production activities at the company’s facilities.
b)	Amortization related to the purchase accounting for the August 6, 2005 merger with Mykrolis. Total amortization for the quarter ended November 26, 2005 was $4,670.
c)	Integration expense includes severance and retention costs, IT expenses, and consulting fees associated with the August 6, 2005 merger with Mykrolis.
d)	Stock-based compensation expense relates to the issuance of restricted stock in connection with the August 6, 2005 merger with Mykrolis granted to key employees to ensure the successful completion of integration activities. Total stock-based compensation for the quarter ended November 26, 2005 was $8,511.

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Entegris, Inc.

Reconciliation of Non-GAAP Net Income and Diluted Earnings per Share to GAAP Statements of Operations

(Amounts in thousands, except per share amounts)

	Three months ended
	Nov. 26, 2005	Nov. 27, 2004
Reported net income (loss)	$(16,050)	$5,739
Merger-related and other restructuring charges, net of taxes	12,028	—
Amortization expense, net of taxes	2,230	—
Integration expense, net of taxes	5,859	—
Integration-related stock-based compensation expense, net of taxes	3,543	—

Non-GAAP net operating earnings	7,610	$5,739
Loss from discontinued operations – net of tax	(5,955)	(817)

Non-GAAP net operating earnings from continuing operations	$13,565	$6,556

Non-GAAP net operating earnings per diluted share:
Reported (loss) earnings per share	$(0.12)	$0.08
Merger-related and other restructuring charges, net of taxes	0.09	—
Amortization expense, net of taxes	0.02	—
Integration expense, net of taxes	0.03	—
Integration-related stock-based compensation expense, net of taxes	0.03	—

Non-GAAP net operating earnings per share	$0.05	$0.08
Loss from discontinued operations – net of tax	$(0.05)	$(0.01)

Non-GAAP net operating earnings per share from continuing operations	$0.10	$0.09

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Entegris, Inc.

Reconciliation of GAAP to Non-GAAP Earnings Guidance for Three Months Ended April 1, 2006

(In thousands, except per share data)

	Three months ended April 1, 2006
	“Low” Forecast	“High” Forecast
Net sales	$146,000	$154,000
EBITDA	$15,000	$20,000

GAAP Net Income from continuing operations	$3,000	$7,300
Integration-related and other restructuring charges, net of taxes	2,500	2,000
Amortization expense, net of taxes	2,200	2,200
Integration expenses, net of taxes	3,000	2,500
Integration-related stock-based compensation expense, net of taxes	1,000	1,000

Non-GAAP net operating earnings from continuing operations	$11,700	$15,000

Non-GAAP net operating earnings from continuing operations per diluted share:
GAAP net income per share from continuing operations	$0.02	$0.05
Integration-related and other restructuring charges, net of taxes	$0.02	$0.01
Amortization expense, net of taxes	$0.02	$0.02
Integration expenses, net of taxes	$0.01	$0.02
Integration-related stock-based compensation expense, net of taxes	$0.01	$0.01

Non-GAAP net operating earnings from continuing operations per diluted share	$0.08	$0.11

Weighted average shares	140,000	140,000

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Entegris, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

unaudited
November 26, 2005
ASSETS
Cash, cash equivalents and short-term investments	$274,820
Accounts receivable	118,667
Inventories	69,320
Deferred tax assets	13,830
Other current assets and assets held for sale	27,429

Total current assets	504,066
Property, plant and equipment, net	120,347

Investments	6,696
Intangible assets	494,292
Deferred tax asset – non-current	9,505
Other assets	6,119

Total assets	$1,141,025

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt	$1,875
Short-term debt	2,842
Accounts payable	36,471
Accrued liabilities	50,933
Income tax payable	2,954
Liabilities associated with assets held for sale, net	748

Total current liabilities	95,823

Long-term debt, less current maturities	19,920
Other liabilities	15,053
Shareholders’ equity	1,010,229

Total liabilities and shareholders’ equity	$1,141,025

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